Exhibit 10.4

THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE AND ESCROW INSTRUCTIONS

This THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE AND ESCROW INSTRUCTIONS (the “Amendment”) is entered into as of March 13, 2026, by and between 901 CORPORATE CENTER, LP, a California limited partnership (“Seller”), and FOCUS UNIVERSAL INC., a Nevada corporation and/or its assignee (“Buyer”). This Agreement is made with references to the following facts and circumstances:

RECITALS

A. Seller and Buyer entered into that certain Agreement for Purchase and Sale and Escrow Instructions as of January 21, 2026 (“Original Agreement”), as amended that certain First Amendment to Agreement for Purchase and Sale and Escrow Instructions dated as of February 20, 2026 (“First Amendment”), as amended that certain Second Amendment to Agreement for Purchase and Sale and Escrow Instructions dated as of March 5, 2026 (“Second Amendment”) (“Original Agreement, First Amendment, and Second Amendment together, the “Agreement”) with respect to the purchase and sale of that certain real property located at 901 Corporate Center Drive, Monterey Park, California, as more particularly described in the Agreement (“Property”).

B. Buyer and Seller now wish to enter into this Amendment to modify the Agreement, as more particularly described herein.

NOW, THEREFORE, with reference to the foregoing Recitals, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Defined Terms. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Agreement.

2. Financial Contingency. Buyer’s Financing Contingency Period pursuant to Section 3.4 of the Agreement is hereby extended to 5:00 p.m. on March 18, 2026.

3. Force and Effect. Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect.

4. Entire Agreement. This Amendment contains all of the terms agreed upon between the parties with respect to the subject matter hereof and supersedes any and all prior written or oral understanding respecting such matters.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, or by electronic transmission of signature pages which shall be effective as original signature ages, and all such counterparts shall constitute one and the same document.

[Remainder of page intentionally left blank. Signatures on the following page.]

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IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

“SELLER”

901 CORPORATE CENTER, LP,
a California limited partnership

By:	/s/ Phillip Lee
Name:	Phillip Lee
Its:	Authorized Agent

“BUYER”

FOCUS UNIVERSAL INC.,
a Nevada corporation

By:	/s/ Desheng Wang
Name:	Desheng Wang
Its:	CEO

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